Exhibit 32

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of First Union Real Estate Equity and Mortgage Investments (the "Company") on Form 10-K for the annual period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 30, 2005                             /s/  Michael L. Ashner
                                                 -------------------------------
                                                 Michael L. Ashner
                                                 Chief Executive Officer


Date: March 30, 2005                             /s/ Thomas Staples
                                                 -------------------------------
                                                 Thomas Staples
                                                 Chief Financial Officer